                                                                   EXHIBIT 10.45


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.


                      Void After 5:00 p.m., New York City Time,
                                 on February 11, 2004


                            _____________________________


                      OPTION TO PURCHASE SHARES OF COMMON STOCK
                            OF MIDWAY AIRLINES CORPORATION


    Midway Airlines Corporation, a Delaware corporation (the "Company"), hereby certifies that in consideration of his role as Senior Vice President of the Company and other good and valuable consideration, Joanne Smith (the "Optionee") is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option, at any time or times up to 5:00 p.m., New York City time, on February 11, 2004, the expiration date of this Option, Forty One
(41) fully paid and non-assessable shares of the common stock, $.01 par value per share (the "Common Stock"), at an initial purchase price of $2,747.25 per share, as the same may be adjusted in accordance with the provisions hereof (the "Exercise Price").

    As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder, and the term "Shares" includes all stock of any class, classes or series whether now or hereafter authorized (however designated) of the Company, the holders of which shall have the right (without limitation as to amount) either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference.

    The number and character of the Shares which may be purchased upon exercise of this Option and the purchase price per share in effect from time to time are subject to adjustment from time to time as hereinafter provided.

1.  COMPLIANCE WITH THE SECURITIES ACT OF 1933.

    The Shares issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Optionee, by acceptance hereof, agrees that this Option and all Shares purchased upon exercise hereof will be disposed of only in accordance

      :

with the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder. The Shares shall bear an appropriate legend to such effect.

2.  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER
    OF SHARES ISSUABLE UPON EXERCISE OF OPTIONS.

    (a)  ADJUSTMENT OF EXERCISE PRICE.  Subject to the provisions of this
         Section 2, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

         (i) In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

    (b) NO ADJUSTMENTS TO EXERCISE PRICE. No adjustment in the Exercise Price in accordance with the provisions of paragraph (a) hereof need be made if such adjustment would amount to a change in such Exercise Price of less than $.05; PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason thereof shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

    (c) ADJUSTMENT TO NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to paragraph (a), each Option shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Option by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

    (d) REORGANIZATIONS. In case of any capital reorganization, other than in the cases referred to in paragraph (a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Option (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Option would have been entitled upon such Reorganization if such Option had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Option holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Options. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Option holders and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the registered holder of any Option Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Option shall terminate thirty
         (30) days after the Company gives written notice to each registered holder of a Option Certificate that such sale or conveyance or other transfer has been consummated.

    (e) EXERCISE PRICE NOT LESS THAN PAR VALUE. In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

    (f)  NOTICE OF CERTAIN ACTIONS.  In the event the Company shall:

         (i) declare any dividend payable in stock to the holders of its Common Stock or make any other distribution in property other than cash to the holders of its Common Stock; or

         (ii) offer to the holders of its Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options; or

         (iii) effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), any capital reorganization, any consolidation or merger (other than a merger in which no distribution of securities or other property is made to holders of Common Stock), or any sale, transfer of all or substantially all of the assets of the Company, or the liquidation, dissolution or winding up of the Company; or

         (iv) issue any shares of Common Stock in exchange for shares of preferred stock of the Company, other than upon conversion of such shares of preferred stock;

         then, in each such case, the Company shall cause notice of such proposed action to be mailed to the Optionee. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by Subsection (f)(i) or (f)(ii) above, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer, and in the case of any action covered by Subsection (f)(iii) or (f)(iv) above, at least ten
         (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property.

    (g) NOTICE OF ADJUSTMENTS. Whenever any adjustment is made pursuant to this Section 2, the Company shall cause notice of such adjustment to be mailed to the Optionee within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of the Option after giving effect to such adjustment.

    (h) OPTION CERTIFICATE AMENDMENTS. Irrespective of any adjustments pursuant to this Section 2, Option Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

    (i) FRACTIONAL SHARES. The Company shall not be required upon the exercise of any Option to issue fractional shares of Common Stock which may result from adjustments in accordance with this Section 2 to the Exercise Price or number of shares of Common Stock purchasable under each Option. If more than one Option is exercised at one time by the same registered holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Options exercised. With respect to any final fraction of a share called for upon the exercise of any Option or Options, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a share of Common Stock, as determined by the Company on the basis of the market price per share of Common Stock on the business day next preceding the date of such exercise. The registered holder of each Option Certificate, by his acceptance of the Option Certificate, shall expressly waive any right to receive any fractional share of Common Stock upon exercise of the Options. For the purposes hereof, the market price share of Common Stock at any date shall mean the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the closing bid price as reported by the NASDAQ System or its successor, if any. If the price of the Common Stock is not so reported, then such market price shall mean the last known price paid per share by a purchaser of such stock in an arms-length transaction. All calculations made hereunder shall be to the nearest 1/100th of a share.

    (j) The Company shall at all times reserve and keep available, out of its treasury stock or authorized and unissued stock, solely for the purpose of effecting the exercise of this Option, such number of shares of Common Stock and other securities of the Company as shall, from time to time, be sufficient to effect the exercise of this Option. All shares of Common Stock issued on exercise of this Option shall be validly issued, fully paid and nonassessable.

    (k) For purposes of this Option, the number of shares of Common Stock at any time outstanding shall include the maximum number of shares of Common Stock issuable at such time as a result of the conversion of any and all shares of preferred stock which are then outstanding and convertible into shares of Common Stock and as a result of the exercise of any warrant or other right to subscribe to or purchase, or any options for the purchase of shares of Common Stock.

3.  EXPIRATION.

    This Option shall be void after 5:00 p.m., New York City time, on February 11, 2004, and no rights herein given to the holder of this Option shall exist thereafter.

4.  OPTION HOLDER NOT DEEMED A STOCKHOLDER.

    No holder of this Option as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Option be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Option of the Shares which he is then entitled to receive upon the due exercise of this Option.

5.  NO LIMITATION ON CORPORATE ACTION.

    Except as otherwise provided herein, no provisions of this Option and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

6.  EXERCISE OF OPTION.

    (a) VESTING. The Option shall become exercisable as follows: (1) that portion representing 8.2 Shares shall become exercisable on February 11, 1998; (2) that portion representing 8.2 Shares shall become exercisable on February 11, 1999; (3) that portion representing
         8.2 Shares shall become exercisable on February 11, 2000; (4) that portion representing 8.2 Shares shall become exercisable on February 11, 2001; and (5) that portion representing 8.2 Shares shall become exercisable on February 11, 2002.

    (b) FULL EXERCISE. This Option may be exercised as a whole (as to that portion of the Shares which shall have become subject to exercise pursuant to clause (a) above) by the holder hereof by surrendering this Option, with the form of subscription at the end hereof duly executed by such holder, to the Company at any time before 5:00 p.m., New York City time, on February 11, 2004, at the principal office of its transfer agent accompanied by payment in cash or by certified or official bank check, payable to the order of the Company, of the product obtained by multiplying the number of Shares called for on the face of this Option (giving effect to any adjustments therein) by the purchase price then in effect.

    (c) PARTIAL EXERCISE. This Option also may be exercised in part (as to that portion of the Shares which shall have become subject to exercise pursuant to clause (a) above) by surrendering this Option in the manner specified in subsection (b) of this Section 6, except that the number of Shares or other securities or property receivable upon the exercise of this Option as a whole shall be proportionately reduced. Upon any such partial exercise, the Company, at its expense, will forthwith issue to the holder hereof a new Option or Options (herein collectively referred to as "this Option") of like tenor evidencing the rights of such holder to purchase a number of shares with respect to which the Option shall not have been exercised (as such number would be constituted on the date hereof.)

DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after any exercise of this Option and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional Shares to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value of a Share.

Issuance and delivery of the Shares deliverable on the due exercise of this Option may be postponed by the Company and its transfer agent during any period, not exceeding forty days, for which the transfer books of the Company for the Shares are closed between (1) the record date set by the Board of Directors for the determination of stockholders entitled to vote at or to receive notice of any stockholders' meeting, or entitled to receive payment of any dividends or to any allotment of rights or to exercise rights in respect of any change, conversion or exchange of capital stock, and (2) the date of such meeting of stockholders, the date for the payment of such dividends, the date for such allotment of rights, or the date when any such change or conversion or exchange of capital stock shall go into effect, as the case may be.

7.  TRANSFER OF OPTIONS.

    This Option shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by the Optionee.

8.  TERMINATION OF EMPLOYMENT OF OPTIONEE.

    If, before the date of expiration of the Option, the Optionee and the Company sever the employment relationship for any reason the Option shall terminate and the ability of the Optionee to exercise his/her right to purchase Shares hereunder shall end at 9:00 a.m. E.S.T. on the earlier of the date of expiration of the Option or the date which is 30 days following the date of the severance of the employment relationship; provided that if the Company severs the employment relationship for "Cause" as such term is defined below, then the Option shall terminate and the ability of the Optionee to exercise his/her right to purchase Shares hereunder shall end at 9:00 a.m. E.S.T. on the date the employment relationship is severed. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the Optionee, shall be determined by the Company at the time thereof. If, before the date of expiration of the Option, the Optionee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement. Upon the death of the Optionee, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part. For purposes of this paragraph only, "Cause" means
(1) the failure or refusal by Optionee to carry out specific directions of the President or Chief Executive Officer of the Company assigned to Optionee hereunder, which failure or refusal is not remedied by Optionee within 30 days after written notice from the Company, (2) the commission by Optionee of a felony involving moral turpitude, or (3) the gross negligence or the breach of any statutory or common law duty to the Company by Optionee in the performance of Optionee's duties.

9.  NO EMPLOYMENT OBLIGATION.

    The granting of this Option shall not impose upon the Company any obligation to employ or continue to employ the Optionee; and the right of the Company to terminate the employment of the Optionee shall not be diminished or affected by reason of the fact that this Option has been granted to the Optionee.

10. NOTICES.

    All communications hereunder shall be in writing and, if sent to the holder hereof shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing such holder's address as set forth below, and if sent to the Company, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to the Company at its address as set forth below.

         If to Optionee:

         __________________
         __________________

         If to the Company:

         Midway Airlines Corporation
         300 W. Morgan Street, 12th Floor
         Durham, North Carolina 27701
         ATTENTION:  Secretary

11. REGISTRATION RIGHTS.

    (a) PIGGYBACK REGISTRATION. If at any time or times after the date of a Qualified Public Offering, the Company shall determine to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), whether in connection with a public offering of securities by the Company, a public offering thereof by stockholders, or both (but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to the Optionee, and will file a registration statement at the Securities and Exchange Commission and use its best efforts to effect the registration under the Securities Act of all securities issued upon exercise of the Option which the Optionee may request in a writing delivered to the Company within fifteen (15) days after the notice given by the Company; PROVIDED, HOWEVER, that in the event that any registration pursuant to this Section 11 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. These rights shall be subordinate to the rights of the stockholders to that certain Stockholders Agreement dated as of February 11, 1997 by and among the Company and certain stockholders.

         For purposes of this Section, Qualified Public Offering shall mean an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Commission under the Securities Act, in which net proceeds, after deducting underwriters' discounts and commissions and offering expenses, to the Company equal or exceed $15,000,000 and the Company has a Market Capitalization in excess of $40,000,000. For purposes of this Section, "Market Capitalization" shall mean the number of shares outstanding on a fully diluted basis multiplied by the price per share of the initial public offering.

    (b) REGISTRATION EXPENSES. In the event of a registration described herein, all reasonable expenses of registration including, without limitation, printing expenses, fees and disbursements of counsel, and independent public accountants, fees and expenses (including counsel fees incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc. and fees of transfer agents and registrars), shall be borne by the Company, except that the Optionee shall bear underwriting commissions and discounts attributable to his securities being registered.

    (c) RULE 144 REQUIREMENTS. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 of the Securities Act (or any successor exemptive rule hereinafter in effect).

Dated:  February 11, 1997
                                  MIDWAY AIRLINES CORPORATION


                                  By:___________________________
                                  Name:_________________________
                                  Title:________________________
ATTEST:

By ___________________________
Name:_________________________
Title:________________________

ACKNOWLEDGED AND AGREED:

______________________________
    JOANNE SMITH
______________________________

                                                              DUPLICATE ORIGINAL

                                    EXERCISE FORM



                            TO BE EXECUTED BY THE OPTIONEE
                        IF HE DESIRES TO EXERCISE THIS OPTION

                            _____________________________



         The undersigned hereby exercises the right to purchase Shares covered by this Option according to the conditions thereof and herewith makes payment of the purchase of such Shares in full.




                             _________________________
                             Signature



                             _________________________
                             Address



                             _________________________
                             Number of Shares
                             Being Purchased





Dated:  _______________